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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2001

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12994	52-1802283
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
(Address of principal executive offices—zip code)

(703) 526-5000
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

(former name or former address, if changed since last report)

THE MILLS CORPORATION
FORM 8-K

Item 5. Other Events

    In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, The Mills Corporation is filing as an exhibit hereto (which is incorporated by reference herein) cautionary statements identifying important factors that could cause The Mills Corporation's actual results to differ materially from those contained in the forward-looking statements made by or on behalf of The Mills Corporation. These statements replace and supercede prior cautionary statements filed by The Mills Corporation to the extent that they are inconsistent with those statements.

    The Mills Corporation also is filing as an exhibit hereto (which is incorporated by reference herein) a description of the material U.S. federal income tax consequences relating to the taxation of The Mills Corporation as a real estate investment trust and the ownership and disposition of The Mills Corporation equity securities. This description replaces and supersedes prior descriptions of the federal income tax treatment of The Mills Corporation and its stockholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.

    As used in this Form 8-K, the terms "Mills," the "company," "we," "our" or "us" mean The Mills Corporation and its direct and indirect subsidiaries, including The Mills Limited Partnership, or Mills LP, Management Associates Limited Partnership, and MillsServices Corp., which we consolidate for financial reporting purposes, unless the context indicates otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial statements of business acquired.

           Not applicable.

    (b)  Pro forma financial information.

           Not applicable.

    (c)  Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Risk Factors
99.2	Material Federal Income Tax Consequences

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2001	THE MILLS CORPORATION
	By:	/s/ KENNETH R. PARENT Kenneth R. Parent Executive Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit Index

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Risk Factors
99.2	Material Federal Income Tax Consequences

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THE MILLS CORPORATION FORM 8-K
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index